Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	September 30	September 30	June 30	September 30	June 30
	2012	2011	2012	2011	2012
ASSETS
Cash and due from banks	$217,207	$291,870	$242,811	(25.6)%	(10.5)%
Other interest-earning assets	202,305	256,360	118,468	(21.1)%	70.8%
Loans held for sale	85,477	63,554	71,406	34.5%	19.7%
Investment securities	2,790,138	2,776,557	2,870,832	0.5%	(2.8)%
Loans, net of unearned income	11,933,001	11,895,655	11,982,833	0.3%	(0.4)%
Allowance for loan losses	(233,864)	(266,978)	(235,737)	(12.4)%	(0.8)%
Net Loans	11,699,137	11,628,677	11,747,096	0.6%	(0.4)%
Premises and equipment	225,771	206,170	222,083	9.5%	1.7%
Accrued interest receivable	49,784	52,460	48,283	(5.1)%	3.1%
Goodwill and intangible assets	541,845	545,098	542,622	(0.6)%	(0.1)%
Other assets	461,465	475,105	474,149	(2.9)%	(2.7)%
Total Assets	$16,273,129	$16,295,851	$16,337,750	(0.1)%	(0.4)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,601,310	$12,637,624	$12,232,484	(0.3)%	3.0%
Short-term borrowings	486,971	448,955	931,681	8.5%	(47.7)%
Other liabilities	215,542	199,108	223,592	8.3%	(3.6)%
Federal Home Loan Bank advances and long-term debt	908,623	1,025,505	908,809	(11.4)%	—%
Total Liabilities	14,212,446	14,311,192	14,296,566	(0.7)%	(0.6)%
Shareholders' equity	2,060,683	1,984,659	2,041,184	3.8%	1.0%
Total Liabilities and Shareholders' Equity	$16,273,129	$16,295,851	$16,337,750	(0.1)%	(0.4)%
LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,632,509	$4,491,155	$4,653,097	3.1%	(0.4)%
Commercial - industrial, financial and agricultural	3,507,846	3,690,164	3,538,188	(4.9)%	(0.9)%
Real estate - home equity	1,603,456	1,630,880	1,599,468	(1.7)%	0.2%
Real estate - residential mortgage	1,213,831	1,041,463	1,183,613	16.6%	2.6%
Real estate - construction	597,358	648,398	619,060	(7.9)%	(3.5)%
Consumer	301,182	327,054	308,469	(7.9)%	(2.4)%
Leasing and other	76,819	66,541	80,938	15.4%	(5.1)%
Total Loans, net of unearned income	$11,933,001	$11,895,655	$11,982,833	0.3%	(0.4)%
Deposits, by type:
Noninterest-bearing demand	$2,903,591	$2,535,744	$2,748,269	14.5%	5.7%
Interest-bearing demand	2,702,710	2,517,124	2,482,271	7.4%	8.9%
Savings deposits	3,416,011	3,434,398	3,267,299	(0.5)%	4.6%
Time deposits	3,578,998	4,150,358	3,734,645	(13.8)%	(4.2)%
Total Deposits	$12,601,310	$12,637,624	$12,232,484	(0.3)%	3.0%
Short-term borrowings, by type:
Customer repurchase agreements	$192,082	$202,154	$204,526	(5.0)%	(6.1)%
Customer short-term promissory notes	124,628	170,839	135,988	(27.0)%	(8.4)%
Federal funds purchased and other	170,261	75,962	591,167	124.1%	(71.2)%
Total Short-term borrowings	$486,971	$448,955	$931,681	8.5%	(47.7)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data
	Quarter Ended			% Change from		Nine Months ended
	Sep 30	Sep 30	Jun 30	Sep 30	Jun 30	September 30
	2012	2011	2012	2011	2012	2012	2011	% Change
Interest Income:
Interest income	$161,060	$173,736	$163,985	(7.3)%	(1.8)%	$491,936	$524,365	(6.2)%
Interest expense	25,179	32,243	26,455	(21.9)%	(4.8)%	79,830	102,664	(22.2)%
Net Interest Income	135,881	141,493	137,530	(4.0)%	(1.2)%	412,106	421,701	(2.3)%
Provision for credit losses	23,000	31,000	25,500	(25.8)%	(9.8)%	76,500	105,000	(27.1)%
Net Interest Income after Provision	112,881	110,493	112,030	2.2%	0.8%	335,606	316,701	6.0%
Non-Interest Income:
Service charges on deposit accounts	15,651	15,164	15,367	3.2%	1.8%	45,860	42,801	7.1%
Other service charges and fees	11,119	12,507	11,507	(11.1)%	(3.4)%	33,181	36,698	(9.6)%
Mortgage banking income	10,594	7,942	11,143	33.4%	(4.9)%	31,787	19,454	63.4%
Investment management and trust services	9,429	8,914	9,822	5.8%	(4.0)%	28,628	27,756	3.1%
Investment securities gains (losses)	42	(443)	1,538	N/M	(97.3)%	2,831	1,507	87.9%
Other	5,169	4,055	3,987	27.5%	29.6%	14,761	11,163	32.2%
Total Non-Interest Income	52,004	48,139	53,364	8.0%	(2.5)%	157,048	139,379	12.7%
Non-Interest Expenses:
Salaries and employee benefits	62,161	58,948	60,091	5.5%	3.4%	182,612	169,326	7.8%
Net occupancy expense	11,161	10,790	11,205	3.4%	(0.4)%	33,301	33,030	0.8%
Other Outside Services	4,996	1,846	4,476	170.6%	11.6%	11,782	5,256	124.2%
Equipment expense	3,816	3,032	3,185	25.9%	19.8%	10,370	9,541	8.7%
Data processing	3,776	3,473	3,759	8.7%	0.5%	11,223	10,059	11.6%
FDIC insurance expense	3,029	3,732	3,002	(18.8)%	0.9%	9,052	11,750	(23.0)%
Professional fees	2,728	3,247	2,984	(16.0)%	(8.6)%	8,294	9,198	(9.8)%
Software	2,511	2,142	2,272	17.2%	10.5%	6,958	6,146	13.2%
OREO and repossession expense	2,096	2,548	2,823	(17.7)%	(25.8)%	7,847	4,801	63.4%
Operating risk loss	1,404	776	2,055	80.9%	(31.7)%	6,827	306	N/M
Marketing	648	1,923	2,583	(66.3)%	(74.9)%	5,703	6,622	(13.9)%
Other	11,717	13,410	13,708	(12.6)%	(14.5)%	38,928	41,581	(6.4)%
Total Non-Interest Expenses	110,043	105,867	112,143	3.9%	(1.9)%	332,897	307,616	8.2%
Income Before Income Taxes	54,842	52,765	53,251	3.9%	3.0%	159,757	148,464	7.6%
Income tax expense	13,260	13,441	13,360	(1.3)%	(0.7)%	40,152	38,970	3.0%
Net Income	$41,582	$39,324	$39,891	5.7%	4.2%	$119,605	$109,494	9.2%
PER SHARE:
Net income:
Basic	$0.21	$0.20	$0.20	5.0%	5.0%	$0.60	$0.55	9.1%
Diluted	0.21	0.20	0.20	5.0%	5.0%	0.60	0.55	9.1%
Cash dividends	$0.08	$0.05	$0.07	60.0%	14.3%	$0.22	$0.14	57.1%
Shareholders' equity	10.36	9.93	10.10	4.3%	2.6%	10.36	9.93	4.3%
Shareholders' equity (tangible)	7.63	7.20	7.38	6.0%	3.4%	7.63	7.20	6.0%
Weighted average shares (basic)	198,956	199,028	199,671	—%	(0.4)%	199,371	198,801	0.3%
Weighted average shares (diluted)	199,808	199,814	200,806	—%	(0.5)%	200,321	199,544	0.4%
Shares outstanding, end of period	198,975	199,891	200,880	(0.5)%	(0.9)%	198,975	199,891	(0.5)%
SELECTED FINANCIAL RATIOS:
Return on average assets	1.02%	0.97%	0.98%			0.98%	0.91%
Return on average common shareholders' equity	8.03%	7.89%	7.84%			7.83%	7.55%
Return on average common shareholders' equity (tangible)	11.02%	11.06%	10.80%			10.80%	10.72%
Net interest margin	3.74%	3.93%	3.78%			3.79%	3.93%
Efficiency ratio	56.91%	54.06%	57.55%			57.10%	53.24%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	September 30, 2012			September 30, 2011			June 30, 2012
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,920,193	$143,211	4.78%	$11,887,544	$151,816	5.07%	$11,965,704	$144,263	4.85%
Taxable investment securities	2,392,043	16,658	2.78%	2,142,670	20,166	3.76%	2,533,060	18,624	2.94%
Tax-exempt investment securities	286,225	3,936	5.50%	325,420	4,456	5.48%	283,736	3,992	5.63%
Equity securities	109,884	820	2.98%	124,893	777	2.48%	106,954	707	2.65%
Total Investment Securities	2,788,152	21,414	3.07%	2,592,983	25,399	3.92%	2,923,750	23,323	3.19%

Loans held for sale	61,001	578	3.79%	37,626	425	4.52%	55,813	538	3.85%
Other interest-earning assets	147,432	35	0.09%	218,135	91	0.17%	129,272	45	0.14%
Total Interest-earning Assets	14,916,778	165,238	4.42%	14,736,288	177,731	4.80%	15,074,539	168,169	4.48%
Noninterest-earning assets:
Cash and due from banks	221,946			276,063			233,427
Premises and equipment	222,544			206,059			216,881
Other assets	1,088,807			1,107,107			1,093,673
Less: allowance for loan losses	(239,931)			(274,436)			(259,327)
Total Assets	$16,210,144			$16,051,081			$16,359,193
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,608,202	$1,071	0.16%	$2,424,646	$1,262	0.21%	$2,484,730	$1,025	0.17%
Savings deposits	3,364,109	1,431	0.17%	3,329,489	2,564	0.30%	3,292,620	1,510	0.18%
Time deposits	3,657,616	11,346	1.23%	4,224,001	15,858	1.49%	3,791,362	12,208	1.30%
Total Interest-bearing Deposits	9,629,927	13,848	0.57%	9,978,136	19,684	0.78%	9,568,712	14,743	0.62%
Short-term borrowings	588,568	220	0.15%	443,337	151	0.14%	961,900	411	0.17%
Federal Home Loan Bank advances and long-term debt	908,767	11,111	4.88%	1,025,546	12,408	4.84%	929,318	11,301	4.88%
Total Interest-bearing Liabilities	11,127,262	25,179	0.90%	11,447,019	32,243	1.12%	11,459,930	26,455	0.93%
Noninterest-bearing liabilities:
Demand deposits	2,836,166			2,466,877			2,669,152
Other	185,441			159,430			183,794
Total Liabilities	14,148,869			14,073,326			14,312,876
Shareholders' equity	2,061,275			1,977,755			2,046,317
Total Liabilities and Shareholders' Equity	$16,210,144			$16,051,081			$16,359,193
Net interest income/net interest margin (fully taxable equivalent)		140,059	3.74%		145,488	3.93%		141,714	3.78%
Tax equivalent adjustment		(4,178)			(3,995)			(4,184)
Net interest income		$135,881			$141,493			$137,530
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2012	2011	2012	2011	2012
Loans, by type:
Real estate - commercial mortgage	$4,603,388	$4,461,646	$4,634,436	3.2%	(0.7)%
Commercial - industrial, financial and agricultural	3,529,733	3,691,516	3,529,947	(4.4)%	—%
Real estate - home equity	1,597,230	1,628,822	1,599,702	(1.9)%	(0.2)%
Real estate - residential mortgage	1,200,752	1,037,968	1,179,513	15.7%	1.8%
Real estate - construction	605,910	668,464	640,282	(9.4)%	(5.4)%
Consumer	304,235	329,619	307,071	(7.7)%	(0.9)%
Leasing and other	78,945	69,509	74,753	13.6%	5.6%
Total Loans, net of unearned income	$11,920,193	$11,887,544	$11,965,704	0.3%	(0.4)%
Deposits, by type:
Noninterest-bearing demand	$2,836,166	$2,466,877	$2,669,152	15.0%	6.3%
Interest-bearing demand	2,608,202	2,424,646	2,484,730	7.6%	5.0%
Savings deposits	3,364,109	3,329,489	3,292,620	1.0%	2.2%
Time deposits	3,657,616	4,224,001	3,791,362	(13.4)%	(3.5)%
Total Deposits	$12,466,093	$12,445,013	$12,237,864	0.2%	1.9%
Short-term borrowings, by type:
Customer repurchase agreements	$210,830	$206,824	$226,216	1.9%	(6.8)%
Customer short-term promissory notes	127,479	170,790	146,307	(25.4)%	(12.9)%
Federal funds purchased and other	250,259	65,723	589,377	280.8%	(57.5)%
Total Short-term borrowings	$588,568	$443,337	$961,900	32.8%	(38.8)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months ended September 30
	2012			2011
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,954,830	$434,520	4.86%	$11,897,211	$455,476	5.12%
Taxable investment securities	2,442,237	53,943	2.95%	2,204,409	62,722	3.79%
Tax-exempt investment securities	288,221	12,085	5.59%	337,627	14,181	5.60%
Equity securities	110,807	2,307	2.78%	128,635	2,304	2.39%
Total Investment Securities	2,841,265	68,335	3.21%	2,670,671	79,207	3.96%
Loans held for sale	52,462	1,547	3.93%	39,917	1,417	4.73%
Other interest-earning assets	126,169	133	0.14%	149,910	225	0.20%
Total Interest-earning Assets	14,974,726	504,535	4.50%	14,757,709	536,325	4.86%
Noninterest-earning assets:
Cash and due from banks	239,436			271,674
Premises and equipment	217,351			206,856
Other assets	1,095,091			1,102,608
Less: allowance for loan losses	(255,061)			(276,654)
Total Assets	$16,271,543			$16,062,193
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,519,454	$3,132	0.17%	$2,366,944	$4,069	0.23%
Savings deposits	3,332,704	4,751	0.19%	3,323,050	9,180	0.37%
Time deposits	3,799,774	36,958	1.30%	4,368,831	51,496	1.58%
Total Interest-bearing Deposits	9,651,932	44,841	0.62%	10,058,825	64,745	0.86%
Short-term borrowings	758,899	912	0.16%	506,620	573	0.15%
Federal Home Loan Bank advances and long-term debt	940,348	34,077	4.84%	1,037,437	37,346	4.81%
Total Interest-bearing Liabilities	11,351,179	79,830	0.94%	11,602,882	102,664	1.18%
Noninterest-bearing liabilities:
Demand deposits	2,690,668			2,356,735
Other	188,222			164,144
Total Liabilities	14,230,069			14,123,761
Shareholders' equity	2,041,474			1,938,432
Total Liabilities and Shareholders' Equity	$16,271,543			$16,062,193
Net interest income/net interest margin (fully taxable equivalent)		424,705	3.79%		433,661	3.93%
Tax equivalent adjustment		(12,599)			(11,960)
Net interest income		$412,106			$421,701
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months ended
	September 30
	2012	2011	% Change
Loans, by type:
Real estate - commercial mortgage	$4,618,389	$4,425,867	4.3%
Commercial - industrial, financial and agricultural	3,548,332	3,696,101	(4.0)%
Real estate - home equity	1,602,812	1,626,937	(1.5)%
Real estate - residential mortgage	1,172,732	1,026,367	14.3%
Real estate - construction	629,170	719,812	(12.6)%
Consumer	307,619	334,565	(8.1)%
Leasing and other	75,776	67,562	12.2%
Total Loans, net of unearned income	$11,954,830	$11,897,211	0.5%
Deposits, by type:
Noninterest-bearing demand	$2,690,668	$2,356,735	14.2%
Interest-bearing demand	2,519,454	2,366,944	6.4%
Savings deposits	3,332,704	3,323,050	0.3%
Time deposits	3,799,774	4,368,831	(13.0)%
Total Deposits	$12,342,600	$12,415,560	(0.6)%
Short-term borrowings, by type:
Customer repurchase agreements	$212,523	$212,449	—%
Customer short-term promissory notes	142,896	177,639	(19.6)%
Federal funds purchased and other	403,480	116,532	246.2%
Total Short-term borrowings	$758,899	$506,620	49.8%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Nine Months Ended
	Sep 30	Sep 30	Jun 30	September 30
	2012	2011	2012	2012	2011
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$237,316	$268,633	$258,137	$258,177	$275,498
Loans charged off:
Commercial - industrial, financial and agricultural	(10,471)	(14,840)	(13,017)	(29,157)	(43,582)
Real estate - construction	(8,364)	(8,535)	(8,442)	(25,377)	(29,897)
Real estate - commercial mortgage	(7,463)	(5,730)	(23,699)	(43,053)	(22,851)
Real estate - home equity	(1,688)	(1,158)	(2,789)	(6,683)	(4,276)
Consumer	(685)	(634)	(471)	(1,790)	(2,606)
Real estate - residential mortgage	(670)	(1,514)	(1,492)	(3,009)	(14,217)
Leasing and other	(625)	(486)	(630)	(1,696)	(1,672)
Total loans charged off	(29,966)	(32,897)	(50,540)	(110,765)	(119,101)
Recoveries of loans charged off:
Commercial - industrial, financial and agricultural	1,693	695	717	3,046	2,089
Real estate - construction	1,040	595	1,539	2,643	1,237
Real estate - commercial mortgage	1,317	249	1,153	3,286	1,975
Real estate - home equity	343	23	278	641	26
Consumer	202	291	281	833	1,033
Real estate - residential mortgage	25	36	71	169	270
Leasing and other	298	192	180	738	790
Recoveries of loans previously charged off	4,918	2,081	4,219	11,356	7,420
Net loans charged off	(25,048)	(30,816)	(46,321)	(99,409)	(111,681)
Provision for credit losses	23,000	31,000	25,500	76,500	105,000
Balance at end of period	$235,268	$268,817	$237,316	$235,268	$268,817
Net charge-offs to average loans (annualized)	0.84%	1.04%	1.55%	1.11%	1.25%
NON-PERFORMING ASSETS:
Non-accrual loans	$185,791	$269,176	$203,539
Loans 90 days past due and accruing	27,035	41,427	30,434
Total non-performing loans	212,826	310,603	233,973
Other real estate owned	29,217	37,399	32,338
Total non-performing assets	$242,043	$348,002	$266,311
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$73,879	$92,385	$67,969
Real estate - commercial mortgage	64,609	102,928	82,179
Real estate - construction	32,742	52,381	43,124
Real estate - residential mortgage	24,910	48,086	25,373
Real estate - home equity	12,644	12,097	11,472
Consumer	3,942	2,614	3,460
Leasing	100	112	396
Total non-performing loans	$212,826	$310,603	$233,973

DELINQUENCY RATES, BY TYPE:
	September 30, 2012			September 30, 2011			June 30, 2012
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.46%	1.39%	1.85%	0.84%	2.29%	3.13%	0.41%	1.78%	2.19%
Commercial - industrial, financial and agricultural	0.45%	2.11%	2.56%	0.57%	2.50%	3.07%	0.66%	1.91%	2.57%
Real estate - construction	0.95%	5.48%	6.43%	1.28%	8.08%	9.36%	0.95%	6.96%	7.91%
Real estate - residential mortgage	2.66%	2.05%	4.71%	3.02%	4.62%	7.64%	2.94%	2.15%	5.09%
Real estate - home equity	0.85%	0.78%	1.63%	0.74%	0.74%	1.48%	0.83%	0.71%	1.54%
Consumer, leasing and other	1.85%	1.07%	2.92%	1.71%	0.69%	2.40%	1.61%	0.99%	2.60%
Total	0.80%	1.78%	2.58%	0.99%	2.61%	3.60%	0.86%	1.95%	2.81%
(1) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Sep 30	Sep 30	Jun 30
	2012	2011	2012
Non-accrual loans to total loans	1.56%	2.26%	1.70%
Non-performing assets to total loans and OREO	2.02%	2.92%	2.22%
Non-performing assets to total assets	1.49%	2.14%	1.63%
Allowance for credit losses to loans outstanding	1.97%	2.26%	1.98%
Allowance for credit losses to non-performing loans	110.54%	86.55%	101.43%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	13.80%	20.37%	15.34%